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                                                                    Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 29, 2002, by and among Sunterra Corporation, a Maryland corporation (the "Company"), Merrill Lynch Mortgage Lending, Inc., a Delaware corporation ("Merrill"), and the Persons identified on Schedule I hereto and their permitted successors, assignees or transferees (the "Initial Holders").

                                    RECITALS

          A. Pursuant to the Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended, of the Company and certain of its affiliates (the "Plan"), upon satisfaction of certain conditions, the Company will issue Common Stock and/or Plan Warrants (both as defined below) to the Initial Holders in the amounts set forth on Schedule I hereto.

          B. Merrill and the Company have entered into the Exit Financing Agreements in order to effect an exit financing as contemplated by the Plan and in connection therewith have agreed to enter into the Merrill Warrant Agreement;

          C. In order to induce the Initial Holders to agree to the Plan, and to induce Merrill to enter into the Exit Financing Agreements and as a condition thereof, the Company has agreed to grant the securities registration rights to Merrill and the Initial Holders set forth herein.

                                   AGREEMENTS

          In consideration of the premises and the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions and General Interpretive Principles. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

          "Adverse Disclosure" means public disclosure of material non-public information, which disclosure in the good faith judgment of the chief executive officer or chief financial officer of the Company (i) would be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such registration statement; and (iii) would materially and adversely interfere with any business combination transaction in or in connection with which the Company would issue shares of Common Stock or would result in the premature disclosure of any pending financing, acquisition, corporate reorganization or other corporate development involving the Company or any of its subsidiaries.

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          "Commission" means the United States Securities and Exchange
Commission and any agency succeeding to its functions.

          "Common Stock" means the common stock, $0.01 par value per share, of the Company.

          "Deferment" means the number of days after the effective date of the Shelf Registration Statement on which a Shelf Suspension has been in effect or on which such Registration Statement has otherwise not continued to be effective for purposes of the offer or sale of Registrable Securities thereunder.

          "Exit Financing Agreements" means the Loan Agreement, dated the date hereof, between the Company (and certain of its subsidiaries) and Merrill Lynch Mortgage Capital Inc., as agent, and related documentation, including the Warrant Agreement between the Company and Merrill Lynch Mortgage Capital Inc. (collectively, the "Exit Financing Agreements").

          "Holder" means a Merrill Holder (including its affiliates) or an Initial Holder (including its affiliates) or a successor, assignee or transferee of an Initial Holder or a Merrill Holder, or of any subsequent Holder as contemplated by Section 11, in each case for so long as such Initial Holder or Merrill Holder, or successor, assignee or transferee of such Holder, holds Registrable Securities.

          "Included Registrable Securities" has the meaning set forth in Section 3(a).

          "Indemnified Party" has the meaning set forth in Section 7(c).

          "Indemnifying Party" has the meaning set forth in Section 7(c).

          "Loss" has the meaning set forth in Section 7(a).

          "Merrill Holder" means, with respect to the Merrill Warrant and the Common Stock issuable thereunder, Merrill and its permitted successors, assignees or transferees.

          "Merrill Warrant" means the warrant to purchase shares of Common Stock issued pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and Merrill.

          "Merrill Warrant Stock" means any Common Stock or other security of the Company or any successor entity issued or issuable upon exercise of the Merrill Warrant.

          "NASD" means the National Association of Securities Dealers, Inc.

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          "Plan Warrants" means the warrants to purchase shares of Common Stock issued pursuant to the Warrant Agreement entered into pursuant to the Plan by the Company and Mellon Investor Services LLC, as the warrant agent thereunder, dated as of the date hereof.

          "Plan Warrant Stock" means any Common Stock or other security of the Company or any successor entity issued or issuable upon exercise of any Plan Warrant.

          "Participant" has the meaning set forth in Section 7(a).

          "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity or a governmental entity or any department, agency or political subdivision thereof.

          "Piggyback Registration" has the meaning set forth in Section 3(a).

          "Registrable Securities" means (i) the Common Stock issued under the Plan to an Initial Holder, (ii) the Plan Warrant Stock issuable upon exercise of Plan Warrants issued to an Initial Holder, (iii) the Merrill Warrant Stock and
(iv) in the case of (ii) and (iii), any securities of the Company or any successor entity that may be issued or distributed in respect thereof by way of stock dividend, stock split or other distribution, consolidation, reclassification or similar transaction; provided, however, that the foregoing securities shall cease to be "Registrable Securities" to the extent that (i) a registration statement with respect to the sale of such securities has been declared effective under the Securities Act and such securities have been disposed of pursuant to such registration statement, (ii) such securities have been disposed of (A) pursuant to and in accordance with Rule 144 (or any similar provision then in force) under the Securities Act or (B) pursuant to another exemption from the registration requirements of the Securities Act pursuant to which the securities are thereafter freely tradable without restriction under the Securities Act, (iii) such securities may be disposed of pursuant to Rule 144 (or any similar provision then in force) within the volume limitations thereunder within a 90 day period or pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (iv) such securities cease to be outstanding. For purposes of this Agreement, any reference to a percentage (or a majority in number) of Registrable Securities shall mean that percentage of Registrable Securities, collectively, computed on the assumption that all Plan Warrants and the Merrill Warrant have been exercised.

          "Requesting Initial Holders" has the meaning set forth in Section
2(c).

          "Requesting Merrill Holders" has the meaning set forth in Section
2(d).

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

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          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Shelf Registration Statement" means a registration statement of the Company filed with the Commission on Form S-l or, if available, Form S-3 (or any successors thereto) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering all of the Registrable Securities requested to be included by the Holders.

          "Shelf Suspension" has the meaning set forth in Section 2(i).

          "Underwriting Agreement" has the meaning set forth in Section 9.

          "Underwritten Offering" means an offering registered under the Securities Act in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

          Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The section captions used in this Agreement are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole, and references herein to Sections refer to Sections of this Agreement.

     2. Shelf Registration.

          (a) The Company agrees, subject to the terms hereof and to applicable law, (x) to use its reasonable best efforts to file, as soon as reasonably practicable, but not later than 45 days, after the date of filing of its Annual Report on Form 10-K for its fiscal year ended December 31, 2002, a Shelf Registration Statement, (y) to use its best efforts to cause the Shelf Registration Statement to be effective as promptly as possible after date of filing thereof and (z) to use its best efforts to obtain authorization for listing of the Registrable Securities (but not including the Plan Warrants or the Merrill Warrant) on a national securities exchange or to have such Registrable Securities accepted for quotation on the Nasdaq Stock Market.

          (b) Effectiveness, Etc. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective for a period of six years (plus the number of days, if any, of any Deferment) from the effective date thereof or, if earlier, until all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto. The Company further agrees to supplement or make amendments to the Shelf Registration Statement if required by (i) Section 5(a)(vi) hereof, (ii) the registration form utilized by the Company for such registration or by the instructions applicable to such registration form, or (iii) the Securities Act; provided, however, that notwithstanding anything to the contrary herein the Company will not be

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required to supplement or amend the Shelf Registration Statement until current financial information is available so long as the Company is in compliance with
(x) the foregoing clauses (i) and (iii) and (y) its reporting obligations under the Securities Exchange Act subsequent to the effective date. The Company agrees to furnish to the Holders copies of any such supplement or amendment prior to its use or filing with the Commission.

          (c) Underwritten Offering at the Request of the Initial Holders. Upon the written request of one or more Initial Holders (such Initial Holder or Initial Holders being referred to herein as the "Requesting Initial Holders"), requesting that the Company amend the Shelf Registration Statement to the extent necessary for the offering of the Requesting Initial Holders' Registrable Securities pursuant to an Underwritten Offering, the Company will give prompt written notice of the requested Underwritten Offering to all other holders of Registrable Securities and thereupon the Company will use its best efforts to effect such amendment to the Shelf Registration Statement for an Underwritten Offering of (x) the Registrable Securities which the Company has been so requested to include in the Underwritten Offering by the Requesting Initial Holders and (y) all other Registrable Securities which the Company has been requested to include in the Underwritten Offering by the Holders thereof by written request given to the Company within 15 days after the giving of such written notice by the Company. Notwithstanding the foregoing, the Company shall have no obligation under this Section 2(c) unless the estimated aggregate offering price of the Registrable Securities requested for inclusion in such Underwritten Offering is $10,000,000 or more. In any such Underwritten Offering requested by the Initial Holders, the Initial Holders representing 50% of the Registrable Securities to be included in such offering by the Initial Holders shall have the right to select the investment banker or bankers and manager or managers to administer the offering and its (or their) counsel, which investment banker or bankers and manager or managers shall be reasonably satisfactory to the Company.

          (d) Underwritten Offering at the Request of the Merrill Holders. Upon the written request of one or more Merrill Holders (such Merrill Holder or Merrill Holders being referred to herein as the "Requesting Merrill Holders"), requesting that the Company amend the Shelf Registration Statement to the extent necessary for the offering of the Requesting Merrill Holders' Registrable Securities pursuant to an Underwritten Offering, the Company will give prompt written notice of the requested Underwritten Offering to all other holders of Registrable Securities and thereupon the Company will use its best efforts to effect such amendment to the Shelf Registration Statement for an Underwritten Offering of (x) the Registrable Securities which the Company has been so requested to include in the Underwritten Offering by the Requesting Merrill Holders and (y) all other Registrable Securities which the Company has been requested to include in the Underwritten Offering by the Holders thereof by written request given to the Company within 15 days after the giving of such written notice by the Company. Notwithstanding the foregoing, the Company shall have no obligation under this Section 2(d) unless the estimated aggregate offering price of the Registrable Securities requested for inclusion in such Underwritten Offering is $10,000,000 or more. In any such Underwritten Offering requested by the Merrill Holders, the Merrill Holders representing 50% of the Registrable Securities to be included in such offering by the Merrill Holders

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shall have the right to select the investment banker or bankers and manager or managers to administer the offering and its (or their) counsel, which investment banker or bankers and manager or managers shall be reasonably satisfactory to the Company.

          (e) Limitation on Amendments. The Company shall not be required to amend the Shelf Registration Statement pursuant to Sections 2(c) or 2(d) hereof more than four (4) times in the aggregate, at least one of which amendments shall be reserved for the Merrill Holders pursuant to Section 2(d); provided that each amendment so made shall have been effective to permit the sale in an Underwritten Offering of all of the Registrable Securities included in the Shelf Registration Statement for that purpose.

          (f) Amendment of Registration for Other Securities. Whenever the Company shall amend the Shelf Registration Statement pursuant to this Section 2 in connection with an Underwritten Offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Holder of Registrable Securities to be included in such Underwritten Offering in writing that the inclusion of such other securities would not be likely to have an adverse effect on the price of the Registrable Securities included in such offering or on the timing of such offering or (ii) the Holders of 75% of the Registrable Securities to be included in such offering shall have consented in writing to the inclusion of such other securities, provided that for purposes of determining compliance with this clause, the consent of Holders seeking to have other securities included in such offering shall not be counted.

          (g) Priority in Underwritten Offering at the Request of the Initial Holders. If the managing underwriter of an Underwritten Offering requested pursuant to Section 2(c) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting an Underwritten Offering) that, in its opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price of the securities offered or on the timing of the offering, then the Company shall include in such Underwritten Offering (to the extent of the number which the Company is so advised can be sold in such offering) Registrable Securities requested to be included in such Underwritten Offering (i) first, pro rata among the Initial Holders on the basis of the percentages of the Registrable Securities held by such Initial Holders, and (ii) second, and only if all the securities required in clause (i) have been included, pro rata among the Merrill Holders on the basis of the percentages of the Registrable Securities held by such Merrill Holders. In connection with any Underwritten Offering to which the provisions of this subsection (g) apply, no securities other than Registrable Securities shall be included in such Underwritten Offering.

          (h) Priority in Underwritten Offering at the Request of the Merrill Holders. If the managing underwriter of an Underwritten Offering requested pursuant to Section 2(d) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting an Underwritten Offering) that, in its opinion, the number of securities requested to be included in such Underwritten Offering exceeds the

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number which can be sold in such offering without being likely to have an adverse effect on the price of the securities offered or on the timing of the offering, then the Company shall include in such Underwritten Offering (to the extent of the number which the Company is so advised can be sold in such offering) Registrable Securities requested to be included in such Underwritten Offering (i) first, pro rata among the Merrill Holders on the basis of the percentages of the Registrable Securities held by such Merrill Holders, and (ii) second, and only if all the securities required in clause (i) have been included, pro rata among the Initial Holders on the basis of the percentages of the Registrable Securities held by such Initial Holders. In connection with any Underwritten Offering to which the provisions of this subsection (h) apply, no securities other than Registrable Securities shall be included in such Underwritten Offering.

          (i) Suspension of Registration. If the continued use of the Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of audited financial statements that are unavailable to the Company for reasons beyond the Company's reasonable control, the Company may, upon giving written notice of such action to the Holders, suspend use of such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose (a "Shelf Suspension"); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve (12) month period or (ii) for a period exceeding ninety
(90) days on any one occasion. In the event of a Shelf Suspension, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, any sale or offer to sell the Registrable Securities, and the use of the prospectus related to the Shelf Registration Statement in connection with any such sale or offer to sell Registrable Securities, and agree not to disclose to any other Person the fact that the Company has exercised a Shelf Suspension or any related facts. The Company shall promptly notify the Holders upon the termination of such Shelf Suspension.

     3. Piggyback Registration.

          (a) Participation.

               (i) If the Company, at any time within the period during which it is required to use it best efforts to keep the Shelf Registration Statement effective pursuant to Section 2(b), proposes to file a registration statement for an Underwritten Offering of equity securities (except pursuant to Sections 2(c) or 2(d)), then, as soon as practicable (but in no event less than fifteen
(15) days prior to the proposed date of filing of such registration statement with the Commission), the Company shall give written notice of such proposed filing to all Holders of Registrable Securities and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to
Section 3(b), the Company shall include in such registration statement all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company's notice has been given

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("Included Registrable Securities"). If at any time after giving written notice of any such intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to each Holder holding Included Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Included Registrable Securities in connection with such registration and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Included Registrable Securities for the same period as the delay in registering such other equity securities. The Holders agree not to disclose to any other Person such determination of the Company not to register or to delay registration of equity securities or any related facts.

               (ii) Each Holder making a request for inclusion of its Registrable Securities in a Piggyback Registration must, and the Company shall use its reasonable best efforts to make such arrangements with the underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering on the same terms as other Persons selling securities in such Underwritten Offering. Notwithstanding any provision in this Agreement to the contrary, any Holder participating through a Piggyback Registration shall have no right to change the intended method or methods of disposition otherwise applicable.

          (b) Priority in Piggyback Registration. If the managing underwriter of any proposed offering of securities included in a Piggyback Registration informs the Holders holding Included Registrable Securities in writing that, in its opinion, the total number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price of the securities offered or the timing of the offering, then the securities to be included in such registration shall be allocated as follows:

               (i) first, one hundred (100) percent of the securities that the Company has proposed to sell shall be included therein; and

               (ii) second, and only if all the securities referenced in clause
(i) have been included, the number of Included Registrable Securities that, in the opinion of such underwriter, can be sold without having such adverse effect shall be included therein, with such number to be allocated pro rata among (x) the Holders of Included Registrable Securities on the basis of the percentages of the Included Registrable Securities held by such Holders, provided, however, that if as a result of the provisions of this Section 3(b), any Holder shall not be entitled to include at least fifty (50) percent of such Holder's Included Registrable Securities, such Holder may withdraw such Holder's request to include all or any number of such Registrable Securities in such registration statement no later than twenty (20) days prior to its effectiveness; and (y) any other equity securities eligible for inclusion in such registration.

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     4. Black-out Periods. In the event of (i) a registration by the Company involving the offering and sale by the Company of its equity securities or securities convertible into or exchangeable for its equity securities or (ii) an Underwritten Offering involving the offering and sale by Holders of Registrable Securities, the Holders agree, if requested by the Company (or, in the case of any Underwritten Offering, by the managing underwriter), not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any securities of the Company (except, in each case, as part of the applicable registration, if permitted) which securities are the same as or similar to those being registered in connection with such registration, or which are convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before and ending 90 days (not to occur more than one (1) time during any twelve (12) month period) after, the effective date of the registration statement filed in connection with such registration, to the extent such Holders are timely notified in writing by the Company or the managing underwriter; provided, that this section shall apply only to Holders holding fifteen percent (15%) or more of the Registrable Securities and that, in each case, the Company's executive officers and directors shall have entered into similar agreements for the same period.

     5. Registration Procedures.

          (a) In connection with the Company's registration obligations pursuant to this Agreement, the Company shall, subject to the limitations set forth herein and to applicable law, use its reasonable best efforts to effect any such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof in conformity with any required time period set forth herein, and in connection therewith the Company shall:

               (i) before filing a registration statement or prospectus with the Commission, or any amendments or supplements thereto, furnish to the underwriter or underwriters, if any, and to the Holders holding Registrable Securities to be included in such registration statement, copies of all documents prepared to be filed, which documents shall be subject to the reasonable review and comment of such Holders, such underwriters, if any, and their respective counsel;

               (ii) prepare and file with the Commission a registration statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities;

               (iii) notify the selling Holders and the managing underwriter or underwriters, if any, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the Commission or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration

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statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (iv) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable registration statement or prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission a post-effective amendment or supplement to such registration statement or prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (v) use its reasonable best efforts to prevent or obtain as promptly as practicable the withdrawal of any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

               (vi) promptly incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information furnished in writing to the Company (i) as the managing underwriter or, underwriters, if any, request to be included, (ii) as a Holder of Registrable Securities, which Holder, in its reasonable judgment, might be deemed to be an underwriter or controlling person of the Company, request to be included, (iii) as an Initial Holder or Merrill Holder request to be included, but only to the extent that such information relates solely to such Initial Holder or Merrill Holder, as the case may be, and (iv) as the Holders of a majority of the Registrable Securities being sold thereunder agree should be included therein, relating to the Holders or underwriter or, subject to other applicable provisions hereof, the plan of distribution to be utilized with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (vii) furnish to each selling Holder and each managing underwriter, if any, without charge, as many conformed copies as such Holder or managing underwriter may reasonably request of the applicable registration statement, including all documents incorporated by reference therein or exhibits to such registration statement;

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               (viii) deliver to each selling Holder and each managing
underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) as such Holder or managing underwriter may reasonably request (it being understood that the Company consents to the use of the prospectus by each of the selling Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus);

               (ix) on or prior to the date on which the applicable registration statement is declared effective, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of each state and other jurisdiction of the United States as any such selling Holder or underwriter reasonably and timely requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the registration statement; provided that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified or (B) to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

               (x) cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

               (xi) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities included in such registration statement and provide the applicable transfer agent with printed certificates for the Registrable Securities, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

               (xii) in the case of an Underwritten Offering, obtain for delivery to the underwriter or underwriters, with copies to the Holders included in such registration, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in customary form, scope and substance;

               (xiii) in the case of an Underwritten Offering, obtain for delivery to the Company and the underwriter or underwriters, with copies (subject to the reasonable consent of the certified public accountants referred to below, determined in accordance with market practice) to the Holders included in such registration, a comfort letter from the Company's independent certified public accountants in customary form and covering matters of the type customarily covered by comfort letters and as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

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

               (xiv) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each selling Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any selling Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

               (xv) reasonably cooperate with each selling Holder of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

               (xvi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable registration statement from and after a date not later than the effective date of such registration statement;

               (xvii) use its reasonable best efforts to cause all Registrable Securities covered by the applicable registration statement to be listed on each securities exchange or market on which any of the Company's securities of such class are then listed or quoted and quoted on each inter-dealer quotation system on which any of the Company's securities of such class are then quoted; and

               (xviii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Initial Holder and Merrill Holder, and a representative appointed by the Holders holding a majority of the Registrable Securities covered by the applicable registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such managing underwriter, all pertinent financial and other records, corporate documents and properties and officers and employees of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities and to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement as shall be reasonably necessary to enable them to exercise such responsibilities (subject to the entry by each party referred to in this clause (xviii) into a customary confidentiality agreement in a form reasonably acceptable to the Company).

          (b) The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding itself, the Registrable Securities held by it, the distribution of such Holder's Registrable

Securities and such other information relating to such Holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request, including information required under Item 507 of Regulation S-K. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement. The Company shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable registration.

          (c) Each Holder agrees by acquisition of its Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(a)(iv), such Holder shall discontinue disposition of its Registrable Securities pursuant to such registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a)(iv) and of any additional or supplemental filings that are incorporated by reference in the prospectus, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed and has received copies, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of such notice.

     6. Registration Expenses. The Company shall pay all expenses incident to its performance or compliance with its obligations under this Agreement, including: (i) all registration and filing fees and any other fees and expenses associated with filings required to be made with the Commission or the NASD,
(ii) all fees and expenses of compliance with federal and state securities or "Blue Sky" laws, (iii) all of its printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or market or the quotation of the Registrable Securities on any inter-dealer quotation system, (vi) all fees and expenses of any escrow agent or attorney in fact for selling Holders and (vii) the reasonable fees and expenses of not more than one lead outside counsel for all Holders (selected by the Holders of a majority of the Registrable Securities included in a registration that do not, by virtue of the following provisos, have separate counsel) in an amount not to exceed $35,000; provided, however, that (x) in the event of a Underwritten Offering pursuant to Section 2(c), the Initial Holders representing 50% of the Registrable Securities to be included in such offering by the Initial Holders shall be entitled to select a separate outside counsel (whose reasonable fees and expenses shall not exceed $35,000) and (y) in the event of a Underwritten Offering pursuant to Section 2(d), the Merrill Holders representing 50% of the Registrable Securities to be included in such offering by the Merrill Holders shall be entitled to select a separate outside counsel (whose reasonable fees and expenses shall not exceed $35,000). In addition, the Company shall pay its internal expenses (including salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company in connection with such registration. The Company shall not be required to pay (xx) any other costs or expenses in the course of the transactions contemplated hereby, (yy) any expenses incurred by the Holders (except as provided in clauses (i), (ii), (vi) and (vii) of the preceding sentence), (yy) any underwriting discounts or commissions or transfer taxes attributable to the sale of Registrable Securities or (zz) any fees and expenses of counsel to any underwriter.

     7. Indemnification.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder selling Registrable Securities and its respective officers, directors, members, partners and employees and each Person who controls (within the meaning of the Securities Act and the Securities Exchange Act) such selling Holder (each a "Participant") from and against any and all losses, claims, damages, judgments, liabilities and reasonable expenses (including reasonable costs of investigation and legal expenses) caused by, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading (each a "Loss" and collectively "Losses"); provided, however, that the Company shall not be liable to any Participant in any such case to the extent that any such Loss is caused by written information furnished to the Company by such Holder expressly for use in the preparation thereof, or if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus which has been made available to the Holders and the relevant Holder fails to deliver such prospectus as so amended or supplemented, if such delivery is required under applicable law or the applicable rules of any securities exchange, prior to or concurrently with the sales of the Registrable Securities to the Person asserting such Loss.

          (b) Indemnification by the Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers and employees and each Person who controls the Company (within the meaning of the Securities Act and the Securities Exchange Act) from and against any and all Losses to the extent, but only to the extent, that any such Loss is caused by, arises out of or is based upon any information furnished in writing by such selling Holder to the Company specifically for inclusion in any registration statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) and was not corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such Loss. The liability of any Holder under this paragraph shall in no event exceed the amount by which proceeds (less underwriting fees and discounts) received by such Holder from sales of Registrable Securities giving rise to such obligations exceed the amount of any Loss which such Holder has otherwise been required to pay by reason of such untrue statement or omission.

          (c) Indemnification Proceedings. Any Person entitled to indemnification hereunder (an "Indemnified Party") shall (i) give prompt written notice to the Person from whom such indemnification may be sought (the "Indemnifying Party") of any claim with respect to which it seeks indemnification, provided, however, that the failure so to notify the Indemnifying Party shall not relieve it of any obligation or liability which it may have hereunder or otherwise except to the extent it is materially prejudiced by such failure and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to select and employ separate counsel and to participate in the defense of such claim, and the fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (A) the Indemnifying Party has agreed in writing to pay such fees or expenses, (B) the Indemnifying Party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Indemnified Party and to employ counsel reasonably satisfactory to the Indemnified Party, (C) in the reasonable judgment of the Indemnified Party, based on advice of its counsel, a conflict of interest exists between the Indemnified Party and the Indemnifying Party with respect to such claims or (D) the Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of the Indemnified Party). If such defense is assumed by the Indemnifying Party, or if such defense is not assumed by the Indemnifying Party but the Indemnifying Party acknowledges that the Indemnified Party is entitled to indemnification hereunder, the Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably delayed or withheld; provided, that an Indemnifying Party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnifying Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. If the Indemnifying Party assumes the defense, the Indemnifying Party shall have the right to settle such action without the consent of the Indemnified Party; provided, that the Indemnifying Party shall be required to obtain the consent of the Indemnified Party (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the Indemnified Party or any equitable remedies or restriction on the Indemnified Party or its officers, directors or employees and no Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of an unconditional release from all liability in respect of such claim or litigation. An Indemnifying Party (or, as the case may be, Indemnifying Parties) shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all Indemnified Parties collectively unless (x) the employment of more than one counsel has been authorized in writing by such Indemnifying Party (or Indemnifying Parties) or
(y) a conflict exists or may exist (based on advice of counsel to an Indemnified Party) between such Indemnified Party and other Indemnified Parties, in each of which cases the Indemnifying Party (or Indemnifying Parties) shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of Registrable Securities.

          (d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 7 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 7, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 7(d) to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this Section 7(d) to contribute any amount in excess of the amount by which the proceeds (less underwriting fees and discounts) received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate exceed the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentences. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8. Compliance with Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Securities Exchange Act so long as the Company is obligated to file such reports, and it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the

Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, the Company shall not be required by this Section 8 to file any such reports that were first required to be filed prior to the date of this Agreement.

     9. Underwriting Agreements. If requested by the underwriters for any Underwritten Offering requested by Holders pursuant to Sections 2(c) or 2(d), the Company and the Holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in form and substance to (i) the Company, (ii) in the case of an Underwritten Offering requested by the Initial Holders pursuant to Section 2(c), the Initial Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering by the Initial Holders, (iii) in the case of an Underwritten Offering requested by the Merrill Holders pursuant to Section 2(d), the Merrill Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering by the Merrill Holders, and (iv) the underwriters, and to contain such terms and conditions as are generally prevailing in agreements of that type (such agreement an "Underwriting Agreement"). No Holder shall be required to enter into an Underwriting Agreement unless, at such Holder's request, any or all of the representations and warranties made by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Initial Holder. No Holder shall be required to make any representations or warranties to, or agreements with, the Company or the underwriters other than (i) representations and warranties contained in a writing furnished by such Holder expressly for use in such registration statement, (ii) representations, warranties and agreements regarding such Holder, the Registrable Securities and such Holder's intended method of distribution thereof and (iii) any other representation, warranty or agreement required by law. The Holders holding any Registrable Securities to be included in any Underwritten Offering pursuant to Section 3 hereof shall enter into such an underwriting agreement at the request of the Company.

     10. Amendments and Waivers. Except as otherwise provided in this Agreement, this Agreement may only be amended, modified or supplemented by, and any waivers or consents to departure from the provisions of this Agreement shall be effective only upon, receipt of the written consent of: (a)(i) in the case of an amendment, modification, supplement, consent or waiver that waives a request for an Underwritten Offering pursuant to Sections 2(c) or 2(d) previously made or reduces the number of times such requests may be made, each Initial Holder or Merrill Holder affected by such amendment, modification, supplement, consent or waiver and (ii) in the case of any other amendment, modification, supplement, consent or waiver, each Initial Holder affected by such amendment, modification, supplement, consent or waiver; provided that, in the case of an Initial Holder, such Initial Holder owns at least 10% of the Registrable Securities; (b) the Company; and (c) the Holders holding a majority of the Registrable Securities. Any amendment, modification, supplement, consent or waiver must be made in writing.

Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.

     11. Successors, Assigns and Transferees.

          (a) The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred and assigned; provided, however, that the right to request an amendment for an Underwritten Offering pursuant to Sections 2(c) or 2(d) may be transferred only by an Initial Holder or a Merrill Holder in connection with the transfer and assignment of at least 10% of such Initial Holder's or Merrill Holder's Registrable Securities to one entity or one group of controlled affiliates; and provided further, that no such transfer or assignment of any registration rights under this Agreement shall be binding upon or obligate the Company under this Agreement to any such transferee or assignee unless and until (i) the Company shall have received notice of such transfer or assignment as herein provided and a written agreement of the transferee or assignee to be bound by the provisions of this Agreement and (ii) such transferee or assignee holds Registrable Securities. Any transfer or assignment of the rights and obligations under this Agreement made other than as provided in the first sentence of this Section 11 shall be null and void.

          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings with respect thereto.

     13. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     14. Notices. All notices, demands or other communications or documents to be given or delivered under or by reason of the provisions of this Agreement shall be made in writing and shall be deemed to have been received (a) when delivered personally to the recipient; (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next business day; one business day after the date when sent to the recipient by reputable express courier service (charges prepaid); or (c) seven business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below or in any case to such other address as any party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 14:

          If to the Initial Holders, to the addresses set forth on Schedule I hereto.

          If to Holders other than the Initial Holders, to the addresses set forth on the stock record books of the Company.

          If to the Company, to:

               Sunterra Corporation
               1781 Park Center Drive
               Orlando, Florida 32835
               Attention: General Counsel
               Fax: (407) 532-1000

          If to Merrill, to:

               Merrill Lynch Mortgage Lending, Inc.,
               101 Hudson Street
               Jersey City, NJ 07302
               Attention: Bryan Gallagher
               Telecopier No.: (201) 557-1369
               Telephone No.:  (201) 557-0509

               With a copy to:

               Attention:  Jeffrey Cohen
               Telecopier No.: (212) 449-6673
               Telephone No.:  (212) 449-9369

     15. Governing Law; Service of Process; Consent to Jurisdiction. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, IRRESPECTIVE OF ANY CONTRARY RESULT OTHERWISE REQUIRED BY APPLICABLE CONFLICT OR CHOICE OF LAW RULES.

          (b) To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York and in any New York State court located in the Borough of Manhattan, (ii) agrees to submit to the exclusive jurisdiction of such courts located in the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     16. Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement may be executed by the exchange of signatures by facsimile transmission.

     17. Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties under this Agreement now or hereafter existing at law or in equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the other party or parties in accordance with the provisions of this Agreement.

     18. No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders pursuant to this Agreement.

     19. Third Party Beneficiaries. Holders of Registrable Securities and the Indemnified Parties are intended third party beneficiaries of this Agreement, and this Agreement shall inure to the benefit of and may be enforced by such Persons.

                  [Remainder of page intentionally left blank.
                            Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              SUNTERRA CORPORATION


                              By: /s/ Nicholas J. Benson
                                  ---------------------------------------------
                                  Name: Nicholas J. Benson
                                  Title: President and Chief Executive Officer

                              MERRILL LYNCH MORTGAGE LENDING, INC.

                              By: /s/ Jeffrey Cohen
                                  ---------------------------------------------
                                  Name: Jeffrey Cohen
                                  Title: Director

                              INITIAL HOLDERS:

                              GRACE BROTHERS, LTD.


                              By: /s/ Bradford T. Whitmore
                                  ---------------------------------------------
                                  Name: Bradford T. Whitmore
                                  Title: General Partner


                                  /s/ Bradford T. Whitmore
                                  ---------------------------------------------
                                  Bradford T. Whitmore

                              WK INVESTORS LLC


                              By: /s/ Arthur Amron
                                  ---------------------------------------------
                                  Name: Arthur Amron
                                  Title: Vice President and Assistant Secretary

                                   SCHEDULE I

                                 Initial Holders

                      Merrill Lynch Mortgage Lending, Inc.

                              Grace Brothers, Ltd.

                              Bradford T. Whitmore

                                WK Investors LLC